UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 5, 2020

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Sempra Energy Common Stock, without par value	SRE	NYSE

Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SREPRA	NYSE

Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SREPRB	NYSE

Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2020 Annual Shareholders Meeting of Sempra Energy (the “Company”) was held on May 5, 2020. At the Annual Shareholders Meeting, the Company’s shareholders:
(1)elected for the ensuing year all 13 of the director nominees listed below;
(2)ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020;
(3)approved, on an advisory basis, the Company’s executive compensation as reported in the Company’s proxy statement for the Annual Shareholders Meeting; and
(4)rejected a shareholder proposal requiring an independent board chairman.
Below are the final voting results as certified by the Company’s inspector of election at the Annual Shareholders Meeting.

Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Alan L. Boeckmann	241,930,309	99.75%	606,375	0.25%	287,371	19,246,421
Kathleen L. Brown	241,942,052	99.75%	603,743	0.25%	278,260	19,246,421
Andrés Conesa	241,941,632	99.76%	593,551	0.24%	288,872	19,246,421
Maria Contreras-Sweet	241,765,321	99.66%	817,358	0.34%	241,376	19,246,421
Pablo A. Ferrero	242,098,686	99.82%	430,799	0.18%	294,570	19,246,421
William D. Jones	233,259,225	96.18%	9,263,608	3.82%	301,222	19,246,421
Jeffrey W. Martin	226,584,405	93.90%	14,721,104	6.10%	1,518,546	19,246,421
Bethany J. Mayer	241,849,180	99.70%	737,194	0.30%	237,681	19,246,421
Michael N. Mears	241,680,390	99.65%	846,749	0.35%	296,916	19,246,421
Jack T. Taylor	241,467,674	99.56%	1,068,499	0.44%	287,882	19,246,421
Cynthia L. Walker	242,167,686	99.83%	423,846	0.17%	232,523	19,246,421
Cynthia J. Warner	170,344,131	70.22%	72,243,309	29.78%	236,615	19,246,421
James C. Yardley	242,136,655	99.84%	399,176	0.16%	288,224	19,246,421

As previously reported in the Company’s proxy statement for the Annual Shareholders Meeting and in accordance with its director retirement policy, William C. Rusnack and Lynn Schenk were not nominated to stand for re-election as directors of the Company at the Annual Shareholders Meeting. Accordingly, Mr. Rusnack and Ms. Schenk retired as directors of the Company effective upon the adjournment of the Annual Shareholders Meeting.

Proposal 2: Ratification of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	252,804,179	96.58%
Votes Against	8,957,523	3.42%
Abstentions	308,774	—
Broker Non-Votes	—	—
Proposal 3: Advisory Approval of Executive Compensation

	Votes	% of Votes Cast
Votes For	235,503,583	97.22%
Votes Against	6,732,669	2.78%
Abstentions	587,803	—
Broker Non-Votes	19,246,421	—

Proposal 4: Shareholder Proposal Requiring an Independent Board Chairman

	Votes	% of Votes Cast
Votes For	92,696,043	38.28%
Votes Against	149,449,277	61.72%
Abstentions	678,735	—
Broker Non-Votes	19,246,421	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: May 7, 2020	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer